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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48172


                         SUPPLEMENT TO THE PROSPECTUS
                       OF DEAN WITTER RETIREMENT SERIES
                            DATED OCTOBER 31, 1997

   On April 30, 1998, the Board of Trustees of Dean Witter Retirement Series (the "Fund") approved eleven separate Agreements and Plans of Reorganization (the "Reorganizations") by and between each of the Fund's eleven series identified below (each, an "Acquired Series") and the Dean Witter Fund listed next to it (the "Acquiring Fund"). Pursuant to the Reorganizations, substantially all of the assets of each Acquired Series would be combined with those of the corresponding Acquiring Fund and shareholders of the Acquired Series would become shareholders of the corresponding Acquiring Fund receiving shares of the Acquiring Fund equal to the value of their holdings in the Acquired Series.

                               ACQUIRED SERIES

 1. Liquid Asset Series
 2. U.S. Government Money Market Series
 3. U.S. Government Securities Series
 4. Intermediate Income Securities Series
 5. American Value Series
 6. Capital Growth Series
 7. Dividend Growth Series
 8. Strategist Series
 9. Utilities Series
10. Value-Added Market Series
11. Global Equity Series
                                ACQUIRING FUND

 1. Dean Witter Liquid Asset Fund Inc.
 2. Dean Witter U.S. Government Money Market Trust
 3. Dean Witter U.S. Government Securities Trust
 4. Dean Witter Intermediate Income Securities
 5. Dean Witter American Value Fund
 6. Dean Witter Capital Growth Securities
 7. Dean Witter Dividend Growth Securities Inc.
 8. Dean Witter Strategist Fund
 9. Dean Witter Utilities Fund
10. Dean Witter Value-Added Market Series
11. Dean Witter Global Dividend Growth Securities

   Shareholders of each Acquired Series, other than Liquid Asset Series and U.S. Government Money Market Series (together, the "Money Market Series") will receive Class D shares of the corresponding Acquiring Fund. With respect to the Money Market Series, shareholders will receive shares of the single class of the Acquiring Fund. Generally, Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 in the case of certain qualified retirement plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee. The Reorganizations are each subject to approval of shareholders of each of the Acquired Series at special meetings of shareholders scheduled to be held on August 19, 1998. If each of the Reorganizations is approved by shareholders, the Fund will be liquidated and dissolved and deregistered as an investment company under the Investment Company Act of 1940, as amended. Proxy Statements formally detailing the proposals, the reasons for the Trustees' actions, and information concerning each Acquiring Fund will be distributed to shareholders of the relevant Acquired Series.

   In addition, as of April 30, 1998, the Fund has ceased offering shares of each Acquired Series to new shareholders. Current shareholders may continue to purchase additional shares.

April 30, 1998